SUPPLEMENT DATED FEBRUARY 26, 2009 TO THE PROSPECTUSES
                             OF THE FOLLOWING FUNDS:

                   Prospectuses, dated February 2, 2009, for:

  Seligman Core Fixed Income Fund, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc.;
   Seligman Pennsylvania Municipal Fund Series and Seligman TargetHorizon ETF
                  Portfolios, Inc. (collectively, the "Funds")

Effective immediately, the section entitled "Automatic Dollar-Cost-Averaging" under "Shareholder Information - How to Buy Additional Shares" in the Prospectus is hereby superseded and replaced with the following information:

Automatic Dollar-Cost-Averaging. If you have at least $5,000 in Seligman Cash Management Fund, you may exchange uncertificated shares of that Fund to buy shares of the same class of another Seligman mutual fund at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you exchange Class A shares, you may pay an initial sales charge to buy Fund shares.